UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2026
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Willow Tree Capital Corporation
(Exact name of Registrant as Specified in Its Charter)
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Maryland	814-01698	93-2706372
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue 29th Floor New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (212) 218-1090
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Officer
On August 31, 2026, Mark Klingensmith notified Willow Tree Capital Corporation (the “Company”), a Maryland corporation that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, that he was resigning as Chief Financial Officer and Treasurer of the Company, effective as of September 1, 2026 (the “Departure Date”). Mr. Klingensmith’s departure was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(c) Appointment of Officer
On September 1, 2026, the board of directors (the “Board”) of the Company appointed Siddhartha Chowdhury, age 51, as Chief Financial Officer and Treasurer of the Company, effective as of the Departure Date, to fill the vacancy created by Mr. Klingensmith’s departure.

Mr. Chowdhury has nearly 25 years of experience in public and private accounting. In August 2026, he joined Willow Tree Credit Partners LP, an affiliate of the investment adviser to the Company, as its Chief Financial Officer. Prior to that, he served as Executive Vice President at Audax Private Debt, a middle market credit manager, where he worked from 2014 to 2026. Mr. Chowdhury holds a Master of Commerce in Accountancy and a Master of Applied Finance from the University of Wollongong and a Bachelor of Commerce in Accountancy from St. Xavier’s College, Calcutta, and is licensed as a Certified Public Accountant in both Massachusetts and Australia.

There is no arrangement or understanding between Mr. Chowdhury and any other person pursuant to which he was appointed as an officer of the Company, and there is no family relationship between Mr. Chowdhury and any director or executive officer of the Company. There are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant, the amount involved exceeds $120,000, and in which Mr. Chowdhury had, or will have, a direct or indirect material interest.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Willow Tree Capital Corporation

Date: September 1, 2026	By:	/s/ Timothy Lower
Name: Timothy Lower
Title: Chief Executive Officer and President